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                                                                 EXHIBIT 23.1


[SEAL]     [BROUSSARD, POCHE, LEWIS & BREAUX LETTERHEAD]




                                 CONSENT OF INDEPENDENT AUDITORS


                      As Independent Auditors, we hereby consent to the incorporation by reference in this Form 10-K of American Bancorp, Inc. for the years ended December 31, 1997, 1996 and 1995, of our report dated January 20, 1998, which appears on Pages 28 through 55 of the annual report to shareholders.

                              /s/ BROUSSARD, POCHE, LEWIS & BREAUX



                       Lafayette, Louisiana
                       January 20, 1998